UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

Vickers Vantage Corp. I

_____________________________________________

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VICKERS VANTAGE CORP. I
1 Harbourfront Avenue, #16-06
Keppel Bay Tower, Singapore 098632 Singapore
Telephone: (646) 974-8301

To the Shareholders of Vickers Vantage Corp. I:

You are cordially invited to attend an extraordinary general meeting (the “General Meeting”) of Vickers Vantage Corp. I, a Cayman Islands exempted company (“Vickers” or the “Company”), to be held on June 30, 2022 at 10:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the General Meeting are attached to this proxy statement.

The General Meeting will be conducted via live webcast. You will be able to attend the General Meeting online, vote and submit your questions during the General Meeting by visiting https://www.cstproxy.com/vickersvantagecorpi/2022 and entering the control number included on your proxy card. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the meeting is at the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, United States of America. Visitor protocols for all guests required for entrance at security include photo identification and proof of a negative COVID-19 test taken within 24 hours of arrival. You may utilize an at-home test kit, just be sure to take a photo of results next to your photo identification so that security can properly identify who it belongs to. You are strongly requested to attend the General Meeting virtually.

Even if you are planning on attending the General Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the General Meeting. Instructions on voting your shares are on the proxy materials you received for the General Meeting.

The attached Notice of Extraordinary General Meeting and proxy statement describe the business the Company will conduct at the General Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the accompanying proxy statement, the General Meeting will be held for the purpose of considering and voting on the following proposals:

1.      A special resolution to (i) extend the date by which the Company must consummate an initial business combination from July 11, 2022 (the “Original Termination Date”) to August 11, 2022 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Proposal” and any such extension effected pursuant thereto, the “Extension”) and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to 5 times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 (the “Additional Extension Date”) or a total of up to 6 months after the Original Termination Date, unless the closing of the proposed Business Combination with Scilex Holding Company (“Scilex”) or any potential alternative initial business combination shall have occurred; and

2.      An ordinary resolution to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are insufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL.

No other business may be transacted at the General Meeting.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of March 17, 2022 (as it may be amended, the “Business Combination Agreement”), by and among Scilex, Vickers, and Vantage Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Vickers (“Merger Sub”).

For more information about the Business Combination, see our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2022 and Vickers’s preliminary proxy statement/prospectus included in the Registration Statement on Form S-4 filed with the SEC on May 13, 2022.

Vickers’s board of directors (the “Board”) has determined that it is in the best interests of Vickers to seek an extension of the Original Termination Date and have shareholders approve the Extension Proposal to allow for a short period of additional time to consummate the Business Combination if needed. While Vickers is using its best efforts to complete the Business Combination as soon as practicable, it is not likely it would be before the Original Termination Date. Without the Extension, Vickers would be precluded from completing the Business Combination and would be forced to liquidate even if Vickers’s shareholders are otherwise in favor of consummating the Business Combination.

The Board has fixed the close of business on May 31, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the General Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the General Meeting or any postponement or adjournment thereof.

Your vote is important.    You are requested to carefully read the proxy statement and accompanying Notice of General Meeting for a more complete statement of matters to be considered at the General Meeting.

By Order of the Board of Directors
/s/ Jeffrey Chi
Jeffrey Chi
Chairman and Chief Executive Officer

PLEASE NOTE:    If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on the Extension Proposal unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

VICKERS VANTAGE CORP. I
1 Harbourfront Avenue, #16-06
Keppel Bay Tower, Singapore 098632 Singapore
Telephone: (646) 974-8301

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD JUNE 30, 2022

TO THE SHAREHOLDERS OF
VICKERS VANTAGE CORP. I:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of VICKERS VANTAGE CORP. I (the “Company,” “Vickers,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on June 30, 2022 via live webcast. You will be able to attend the General Meeting online, vote and submit your questions during the General Meeting by visiting https://www.cstproxy.com/vickersvantagecorpi/2022 and entering the control number included on your proxy card. The General Meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the General Meeting is at the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, United States of America. Visitor protocols for all guests required for entrance at security include photo identification and proof of a negative COVID-19 test taken within 24 hours of arrival. You may utilize an at-home test kit, just be sure to take a photo of results next to your photo identification so that security can properly identify who it belongs to. You are strongly requested to attend the General Meeting virtually:

The General Meeting will be held for the purpose of considering and voting upon the following proposals:

•        The Extension Proposal — to consider and vote upon a proposal (the “Extension Proposal”) by special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from July 11, 2022 (the “Original Termination Date”) to August 11, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to 5 times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 or a total of up to 6 months after the Original Termination Date, unless the closing of the proposed Business Combination with Scilex Holding Company (“Scilex”) or any potential alternative initial business combination shall have occurred (the full text of the special resolution is set out in Annex A which is incorporated into this Notice); and

•        The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, if a quorum is not present at the General Meeting, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on May 31, 2022 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; and (ii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the General Meeting.

By Order of the Board of Directors,
/s/ Jeffrey Chi
Jeffrey Chi
Chairman and Chief Executive Officer
June 7, 2022

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on June 30, 2022: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://www.cstproxy.com/vickersvantagecorpi/2022. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/vickersvantagecorpi/2022/proxy.

VICKERS VANTAGE CORP. I
1 Harbourfront Avenue, #16-06
Keppel Bay Tower, Singapore 098632 Singapore
Telephone: (646) 974-8301

PROXY STATEMENT
EXTRAORDINARY GENERAL MEETING

VICKERS VANTAGE CORP. I, (the “Company,” “Vickers,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the General Meeting to be held 10:00 a.m. ET on June 30, 2022 via webcast. You will be able to attend the General Meeting online, vote and submit your questions during the General Meeting by visiting https://www.cstproxy.com/vickersvantagecorpi/2022 and entering the control number included on your proxy card. The General Meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the meeting is at the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, United States of America. Visitor protocols for all guests required for entrance at security include photo identification and proof of a negative COVID-19 test taken within 24 hours of arrival. You may utilize an at-home test kit, just be sure to take a photo of results next to your photo identification so that security can properly identify who it belongs to. You are strongly requested to attend the General Meeting virtually.

The General Meeting will be held for the sole purpose of considering and voting upon:

•        The Extension Proposal — to consider and vote upon a proposal (the “Extension Proposal”) by special resolution to amend the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from July 11, 2022 (the “Original Termination Date”) to August 11, 2022 (the “Extended Date”), the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to 5 times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 (the “Additional Extension Date”) or a total of up to 6 months after the Original Termination Date, unless the closing of the proposed Business Combination with Scilex Holding Company (“Scilex”) or any potential alternative initial business combination shall have occurred; and

•        The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal, if a quorum is not present at the General Meeting, to amend the Extension Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient votes to approve the Extension Proposal.

On March 17, 2022, the Company announced that it entered into a definitive agreement to acquire Scilex (the “Business Combination”). The Company filed a registration statement on Form S-4, including a preliminary proxy statement/prospectus (as such may be amended, the “Business Combination Registration Statement”) with the SEC on May 13, 2022 for the purpose of soliciting shareholder approval of the Business Combination at an extraordinary general meeting of the shareholders of the Company. If approved, the Company would consummate the Business Combination shortly thereafter. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on March 21, 2022 and the Business Combination Registration Statement.

The purpose of the Extension Proposal is to allow the Company additional time to complete the proposed Business Combination. The Company’s prospectus for its initial public offering (“IPO”) and its Existing Charter provide that the Company has until July 11, 2022 to complete an initial business combination. There is not sufficient time before July 11, 2022 for the Company to consummate the proposed Business Combination given the expected timetable for having the Business Combination Registration Statement declared effective prior to holding an extraordinary general meeting of the shareholders of the Company to consider the proposed Business Combination. Accordingly, our board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination. If the Extension Proposal is approved, the Company would have up to an additional six months after the Original Termination Date to consummate the Business Combination or any potential alternative initial business combination, until January 11, 2023, which is a total of up to 24 months to complete an initial business combination after the IPO.

If the Extension Proposal is presented at the General Meeting, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) included in the public units issued in the IPO may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Proposal. If the Extension Proposal is approved and consummated, the remaining holders of public shares will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Existing Charter. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

If the Extension Proposal is approved, our sponsors have agreed to contribute to the trust $0.0333 for each public share that is not redeemed, for each calendar month (commencing on July 11, 2022 and ending on the 11th day of each subsequent month), or portion thereof, that is needed by Vickers to complete an initial business combination from July 11, 2022 (each, a “Contribution”). For example, if Vickers takes until September 30, 2022 to complete its business combination, which would represent three calendar months, the sponsors would make aggregate Contributions of approximately $1,380,000 (assuming no public shares were redeemed). Each Contribution will be deposited in the trust account within seven calendar days from the beginning of such extension month (which would be on or before July 19, 2022, August 19, 2022, or September 19, 2022, as applicable). Accordingly, if the Extension Proposal is approved and implemented and Vickers takes the full time through the Additional Extension Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Vickers’s subsequent liquidation will be approximately $10.45 per share, in comparison to the current redemption amount of $10.25 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Proposal. The Contribution will not occur if the Extension Proposal is not approved or not completed. The amount of the Contribution will not bear interest and will be repayable by us to the sponsors upon consummation of an initial business combination. If we opt not to effect the Extension, then we will liquidate and dissolve promptly after July 11, 2022 in accordance with the Amended and Restated Memorandum and Articles of Association (or after the 11th of such month that Vickers opts not to extend beyond). Vickers will have the sole discretion whether to continue extending for additional months until the Additional Extension Date but has agreed with Scilex that it will do so until the pending Business Combination has been closed or the Business Combination Agreement has been terminated.

The Company’s board of directors has fixed the close of business on May 31, 2022 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 17,250,000 outstanding Company ordinary shares, including 13,800,000 outstanding public shares. Only holders of record of the Company’s ordinary shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

This proxy statement contains important information about the General Meeting, the Extension Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card, is dated June 7, 2022 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annex to this proxy statement.

Q:     Why am I receiving this proxy statement?

A:     Vickers’s shareholders are being asked to consider and vote upon a proposal to approve and adopt the Extension Proposal and the Adjournment Proposal described in this proxy statement. You are receiving this proxy statement because you were a shareholder of record of the Company’s ordinary shares at the close of business on May 31, 2022, the “Record Date” for the General Meeting, and are therefore entitled to vote at the General Meeting. This proxy statement summarizes the information that you need to know in order to cast your vote. Vickers urges its shareholders to read this proxy statement in its entirety.

YOUR VOTE IS IMPORTANT. YOU ARE ENCOURAGED TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT AND ANNEX A AND CAREFULLY CONSIDERING EACH OF THE PROPOSALS BEING PRESENTED AT THE GENERAL MEETING.

Q.     When and where is the General Meeting?

A.     The General Meeting will be held at 10:00 a.m. Eastern Time, on June 30, 2022, virtually at https://www.cstproxy.com/vickersvantagecorpi/2022, the physical location is the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, United States of America. Visitor protocols for all guests required for entrance at security include photo identification and proof of a negative COVID-19 test taken within 24 hours of arrival. You may utilize an at-home test kit, just be sure to take a photo of results next to your photo identification so that security can properly identify who it belongs to. Shareholders are strongly requested to attend the General Meeting virtually.

Q.     How may I participate at the General Meeting?

A.     If you are a Vickers shareholder of record as of the Record Date for the General Meeting, you should receive a proxy card from Continental Stock Transfer & Trust Company, containing instructions on how to attend the General Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, at (212) 509-4000 or email proxy@continentalstock.com.

You can pre-register to attend the General Meeting starting on June 23, 2022. Go to https://www.cstproxy.com/vickersvantagecorpi/2022 enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the General Meeting you will need to re-log into https://www.cstproxy.com/vickersvantagecorpi/2022 using your control number.

If your ordinary shares are held in street name, and you would like to join and not vote, Continental Stock Transfer & Trust Company, will issue you a guest control number. Either way, you must contact Continental Stock Transfer & Trust Company, for specific instructions on how to receive the control number. Please allow up to 72 hours prior to the General Meeting for processing your control number.

Q.     What is being voted on at the General Meeting?

A.     You are being asked to consider and vote upon (i) a proposal by special resolution to amend the Company’s Existing Charter to extend from July 11, 2022 to August 11, 2022, the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, (y) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to five additional times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 or a total of up to six months after the Original Termination Date, unless the closing of the proposed Business Combination with Scilex or any potential alternative initial business combination shall have occurred; and (ii) a proposal to adjourn the General Meeting.

Q.     Why is the Company proposing the Extension Proposal?

A.     The Company is a blank check company incorporated on February 21, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. In January 2021, the Company consummated its IPO from which it derived gross proceeds of $138,000,000 (which included the full exercise of the underwriter’s over-allotment option). Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (the “Sponsors”) of 6,840,000 warrants (the “Private Warrants”), generating total proceeds of $5,130,000. As of January 11, 2021, a total of $139,800,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders. The Sponsors have subsequently contributed $0.15 per public share to the trust in connection with extensions provided for by our Existing Charter.

Our Existing Charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before July 11, 2022. On March 17, 2022, we announced that we entered into a definitive agreement to engage in the Business Combination. On May 13, 2022, we filed the Business Combination Registration Statement with the SEC for the purpose of registering stock to be issued to Scilex stockholders and soliciting Company shareholder approval of the Business Combination, a redomestication proposal and other proposals, at an extraordinary general meeting. If approved, we will consummate the Business Combination shortly thereafter. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on March 21, 2022 and the preliminary proxy statement/prospectus included in the Business Combination Registration Statement.

Given our expenditure of time, effort, and money negotiating with and reaching a definitive agreement with Scilex, we believe that the circumstances warrant providing public shareholders an opportunity to consider the proposed Business Combination at an extraordinary general meeting to be held to allow shareholders to approve the Business Combination. We do not believe that we will have sufficient time to consummate the Business Combination prior to July 11, 2022. Therefore, we are seeking approval of the Extension Proposal.

Our board of directors believes that it is in the best interests of our shareholders to continue the Company’s existence in order to allow the Company more time to complete the proposed Business Combination. Accordingly, the Company’s board of directors is proposing the Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q.     Why should I vote for the Extension Proposal?

A.     The Company’s board of directors believes shareholders will benefit from the Company consummating the proposed Business Combination and is proposing the Extension Proposal to extend the date by which the Company has to complete the proposed Business Combination. Approval of the Extension Proposal would give the Company additional time to complete the proposed Business Combination or a potential alternative initial business combination and would allow you as a shareholder the benefit of voting for the proposed Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal, however, you will not have any redemption rights in connection with the Company electing to extend on a monthly basis after the Extended Date until the Additional Extension Date.

Q.     May I redeem my public shares in connection with the vote on the Extension Proposal?

A.     Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter entitles holders of public shares to redeem their shares for their pro rata portion of the funds held in the trust account established at the time of the IPO. Holders of public shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to a holders right to redeem, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the proposed Business Combination or a potential alternative initial business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the proposed Business Combination or a potential alternative initial business combination.

Q.     Why is the Company proposing the adjournment proposal?

A.     To allow the Company more time to solicit additional proxies in favor of the Extension Proposal, in the event the Company does not have a quorum or does not receive the requisite shareholder vote to approve the Extension Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsors, are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal, and the Adjournment Proposal. On the Record Date, they beneficially owned and were entitled to vote 3,450,000 shares, representing approximately 20.0% of the Company’s issued and outstanding ordinary shares.

Our Sponsor, executive officers and directors are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, they held 3,450,000 ordinary shares representing approximately 20.0% of the Company’s issued and outstanding ordinary shares.

Neither the Company’s Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the Record Date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any public shares so purchased will be voted in favor of the Extension Proposal.

Q.     What vote is required to adopt the proposals?

A.     Extension Proposal.    The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person, including by virtual attendance, or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Q.     What if I do not want to approve the Extension Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Extension Proposal or the Adjournment Proposal, you must vote against each proposal.

Q.     Will you seek any further extensions to liquidate the trust account?

A.     Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Extension Proposal is not approved?

A.     If the Extension Proposal is not approved at the General Meeting, we must take all necessary actions and hold additional general meetings until July 11, 2022 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved by July 11, 2022 and we are unable to consummate the proposed Business Combination prior to or on July 11, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. As a result, we will undergo the voluntary liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). No vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the private warrants will expire and our sponsor will receive nothing upon a liquidation with respect to such private warrants, and the private warrants will be worthless.

The amount in the trust account (less approximately $1,000 representing the aggregate nominal par value of the shares of our public shareholders) under the Companies Act will be treated as share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our public shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our shareholders as of immediately prior to our IPO (the “Initial Shareholders”), which include Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (the “Sponsors”), have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the insider shares and private shares and to vote their insider shares and private shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private warrants, which will expire worthless.

Q.     If the Extension Proposal is approved, what happens next?

A.     If the Extension Proposal is approved, the Company will continue to attempt to consummate the proposed Business Combination until the Extended Date, or the proposed Business Combination or a potential alternative initial business combination until the Additional Extension Date, if applicable, or the earlier date on which the

Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate the proposed Business Combination by the Extended Date, or the proposed Business Combination or a potential alternative initial business combination by the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.     Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on the proposed Business Combination and/or any subsequently proposed business combination when it is submitted to shareholders. If you disagree with the business combination being proposed, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Toll Free: (800) 662-5200, Collect: (203) 658-9400, E-mail: VCKA.info@investor.morrowsodali.com, the Company’s proxy solicitor, prior to the date of the General Meeting.

Q.     How are votes counted?

A.     The Company’s proxy solicitor, Morrow Sodali LLC, will be appointed as inspector of election for the General Meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal.    The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the ordinary shares who, being present in person, including by virtual attendance, or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person, including by virtual attendance, or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Extension Proposal is non-discretionary. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:     What will happen if I abstain from voting or fail to vote at the General Meeting?

A:     At the General Meeting, Vickers will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by Vickers without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the board of directors.

Q:     If I am not going to attend the General Meeting, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your ordinary shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC
333 Ludlow Street
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: VCKA.info@investor.morrowsodali.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR each of the Proposals.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority of the issued shares entitled to vote at the General Meeting, present in person, including by virtual attendance, or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the General Meeting has the power to adjourn the General Meeting. As of the Record Date for the General Meeting, 8,625,001 ordinary shares, in the aggregate, would be required to achieve a quorum.

Q.     Who can vote at the General Meeting?

A.     Only holders of record of the Company’s ordinary shares at the close of business on May 31, 2022 (the “Record Date”) are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. On the Record Date, there were 17,250,000 outstanding ordinary shares of the Company, including 13,800,000 outstanding public shares.

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the board of directors recommend voting for the Extension Proposal and the Adjournment Proposal?

A.     Yes. The board of directors recommends that the Company’s shareholders vote “FOR” the Extension Proposal and the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Extension Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Proposal is not approved, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Extension Proposal? Do I have appraisal rights?

A.     Company shareholders do not have appraisal rights in connection with the Extension Proposal.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my ordinary shares of the Company?

A.     In connection with the General Meeting and the vote on the Extension Proposal, each public shareholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must either physically tender your share certificates to with Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor New York, New York 10004. Attn: Mark Zimkind Email: mzimkind@continentalstock.com, no later than two business days prior to the vote for the Extension Proposal or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Extended Date.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     Vickers will pay the cost of soliciting proxies for the General Meeting. Vickers has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the General Meeting. Vickers has agreed to pay Morrow Sodali LLC a fee of $27,500, plus disbursements. Vickers will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Vickers will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. Vickers’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Vickers’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: VCKA.info@investor.morrowsodali.com

You may also obtain additional information about Vickers from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to the IPO dated January 6, 2021 (File No. 333-251352), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Current Report on Form 8-K filed with the SEC on March 21, 2022 relating to the proposed Business Combination, and any that may be set forth in the Business Combination Registration Statement. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Vickers is a blank check company incorporated on February 21, 2020 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. There is no restriction or limitation on what industry our target operates in, and our efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

In January 2021, the Company consummated its IPO from which it derived gross proceeds of $138,000,000 (which includes full exercise of the underwriter’s over-allotment option). Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (the “Sponsors”) of 6,840,000 warrants (the “Private Warrants”), generating total proceeds of $5,130,000. As of January 11, 2021, a total of $139,380,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders.

Our Existing Charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before July 11, 2022. On March 17, 2022, we announced that we entered into a definitive agreement to engage in the Business Combination. We have filed with the SEC, the Business Combination Registration Statement for the purpose of registering stock to be issued to Scilex stockholders and soliciting Company shareholder approval of the Business Combination, and other proposals, at an extraordinary general meeting. If approved, we will consummate the Business Combination shortly thereafter. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on March 21, 2022.

The mailing address of our principal executive office is 85 Broad Street, 16th Floor, New York, NY 10004.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from July 11, 2022 (the “Original Termination Date’) to August 11, 2022 the date by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares; and (c) as promptly as reasonably possible following such redemption liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, and (ii) allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to five additional times by an additional one month each time after the Extended Date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 or a total of up to six months after the Original Termination Date, unless the closing of the proposed Business Combination with Scilex Holding Company (“Scilex”) or any potential alternative initial business combination shall have occurred. The Extension Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete the proposed Business Combination. Approval of the Extension Proposal is a condition to the filing of the Extension Proposal. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the redemption of shares in response to the Extension Proposal.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.25. The closing price of the Company’s ordinary shares on the Record Date was $10.21. The Company cannot assure shareholders that they will be able to sell their Company ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Existing Charter provide that the Company has until January 11, 2022 to complete a business combination. On January 6, 2022, Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd (the “Sponsors”), each a Singapore company affiliated with certain of officers and directors of Vickers Vantage Corp. I, deposited an aggregate of $1,035,000 into the trust account established in connection with the IPO (the “January 2022 Deposit”). The January 2022 Deposit was required to provide the Company an additional three months to consummate an initial business combination pursuant to the Company’s Amended and Restated Memorandum and Articles of Association. The January 2022 Deposit was made in the form of a non-interest bearing loan. On January 27, 2022, the Sponsors loaned Vickers an additional aggregate principal amount of $500,000 for working capital purposes. On April 10, 2022, the Sponsors deposited an aggregate of $1,035,000 into the trust account established in connection with the IPO (the “April 2022 Deposit”). The April 2022 Deposit was required to provide the Company an additional three months to consummate an initial business combination pursuant to the Company’s Amended and Restated Memorandum and Articles of Association. The April 2022 Deposit was made in the form of a non-interest bearing loan.

On March 17, 2022, the Company announced that it entered into a definitive agreement for the Business Combination with Scilex. The Company will file the Business Combination Registration Statement for the purpose of soliciting shareholder approval of the proposed Business Combination at an extraordinary general meeting. If approved, the Company would then consummate the Business Combination shortly thereafter. The Company does not have sufficient time to complete the proposed Business Combination or any potential alternative initial business combination by the July 11, 2022 deadline in the Company’s Existing Charter. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on March 21, 2022.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities and the fact that the board of directors has approved and agreed to recommend the proposed Business Combination, the public shareholders of the Company should be given an opportunity to consider and vote on the Business Combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond July 11, 2022. The Company and its officers and directors agreed that it would not seek to amend the Company’s Existing Charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved at the General Meeting, we must take all necessary actions and hold additional general meetings until July 11, 2022 to obtain the approval of the Extension Proposal. If the Extension Proposal is not approved on July 11, 2022 and we are unable to consummate the proposed Business Combination prior to or on July 11, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our Existing Charter. This has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Act. Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution. At such time, the private warrants will expire and our Sponsors will receive nothing upon a liquidation with respect to such private warrants, and the private warrants will be worthless.

The amount in the trust account (less approximately $1,000 representing the aggregate nominal par value of the shares of our public shareholders) under the Companies Act will be treated as share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our public shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter into an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsors, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the insider shares and private shares and to vote their insider shares and private shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file an amendment (the “Extension Amendment”) to the Existing Charter with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date and to permit the Company, in its sole discretion, upon five days’ advance notice prior to the applicable deadline, to elect to extend after the Extended Date up to five additional times by an additional one month each time, unless the closing of the Business Combination or a potential alternative business combination shall have occurred. The Additional Extension Date is January 11, 2023, which is 24 months after the Company’s IPO. The Company will continue to attempt to consummate the proposed Business Combination until the Extended Date or the Additional Extension Date, if necessary, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate the proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended, and its ordinary shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each public shareholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the General Meeting. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the trust account the Withdrawal Amount equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the Business Combination or an alternative business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any proposed business combination through the Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $140.4 million that was in the trust account as of March 31, 2022. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of public shares).

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET PLAZA, 30TH FLOOR NEW YORK, NEW YORK 10004. ATTN: MARK ZIMKIND EMAIL: MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above — referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you deliver your shares for redemption to our transfer agent and thereafter but prior to the vote at the General Meeting decide not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the General Meeting, as described elsewhere herein. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.25. The closing price of the Company’s ordinary shares on the Record Date was $10.21. The Company cannot assure shareholders that they will be able to sell their Company ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. Whether the Extension Proposal is approved, not approved or abandoned, the shares tendered by you for redemption will be redeemed in accordance with the terms of the Existing Charter promptly following the General Meeting as described elsewhere herein.

Required Vote.

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least two-thirds of the ordinary shares who, being present in person, including by virtual attendance, or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal.

Full Text of the Resolution.

Please see Annex A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding ordinary shares present in person by virtual attendance or represented by proxy and entitled to vote at the General Meeting vote “FOR” the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Adjournment Proposal. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

The General Meeting

Date, Time and Place.    The General Meeting will be held at 10:00 a.m., ET on June 30, 2022. For the purposes of the Amended and Restated Memorandum and Articles of Association of VICKERS, the physical place of the General Meeting will be the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, United States of America. You are strongly requested to attend the General Meeting virtually. You may access the General Meeting at https://www.cstproxy.com/vickersvantagecorpi/2022.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Company ordinary shares at the close of business on May 31, 2022, the Record Date for the General Meeting. At the close of business on the record date, there were 17,250,000 outstanding ordinary shares each of which entitles its holder to cast one vote on the proposal. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $27,500 in fees plus disbursements for such services.

Required Votes

The Extension Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds of the ordinary shares who, being present in person, including by virtual attendance, or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

The Sponsors and all of the Company’s directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Proposal. On the Record Date, they beneficially owned and were entitled to vote 3,450,000 insider shares, representing approximately 20.0% of the Company’s issued and outstanding ordinary shares.

In addition, the Sponsors and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person, including by virtual attendance, or represented by proxy and entitled to vote at the General Meeting, vote at the General Meeting.

The Sponsors and all of the Company’s directors, executive officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Adjournment Proposal. On the Record Date, they beneficially owned and were entitled to vote 3,450,000 insider shares, representing approximately 20.0% of the Company’s issued and outstanding ordinary shares.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Proposal is not approved and we do not consummate a business combination by July 11, 2022, the 3,450,000 Insider Shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the

6,840,000 private warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $5,130,000. Such Insider Shares had an aggregate market value of approximately $35.2 million based on the closing price of $10.21 of the ordinary shares on The Nasdaq Stock Market LLC on the Record Date.

•        Our Sponsors have agreed that, if we liquidate the trust account prior to the consummation of a business combination, they will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the trust account and only if such parties have not executed a waiver of claims against the trust account.

•        All rights specified in the Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        Our Sponsors, officers and directors have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to their ordinary shares and to their ordinary shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private warrants, which will expire worthless.

•        Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial business combination. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of the Record Date, the number of ordinary shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding ordinary shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 17,250,000 ordinary shares issued and outstanding (including 13,800,000 public shares and 3,450,000 Insider Shares).

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares owned by them. The following table does not reflect record of beneficial ownership of any ordinary shares issuable upon exercise of derivative securities that are not exercisable within 60 days of the Record Date.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the Record Date. Unless otherwise indicated, Vickers believes, based on information available to it, that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Jeffrey Chi(2)	3,375,000	19.6%
Chris Ho(2)	3,375,000	19.6%
Pei Wei Woo	25,000	*
Suneel Kaji	25,000	*
Steve Myint	25,000	*

All directors, executive officers and our Sponsors as a group (five individuals)	3,450,000	20.0%

Vickers Venture Fund VI Pte Ltd.(3)	3,054,499	17.7%
Shaolin Capital Management LLC(4)	1,325,779	7.7%
Hudson Bay Capital Management LP(5)	900,500	5.2%

____________

*        Less than 1%

(1)      Unless otherwise indicated, the business address of each of the individuals is 1 Harbourfront Avenue, #16-06 Keppel Bay Tower, Singapore 098632.

(2)      Represents securities held by Vickers Venture Fund VI Pte Ltd and Vickers Venture Fund VI (Plan) Pte Ltd, the Sponsors. Messrs. Chi and Ho have voting and dispositive power over the shares held by the Sponsors through their positions with the Sponsors.

(3)      The business address of Vickers Venture Fund Pte Ltd is 1 Harbourfront Avenue, #16-06 Keppel Bay Tower, Singapore 098632.

(4)      Based on Schedule 13G filed with the SEC on February 11, 2022. The business address of Shaolin Capital Management LLC is 7610 NE 4th Court, Suite 104 Miami FL 33138.

(5)      Based on Schedule 13G filed with the SEC on February 3, 2022. The business address of Hudson Bay Capital Management LP is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830.

SHAREHOLDER PROPOSALS

If the Extension Proposal is not approved and a business combination is not consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Morrow Sodali LLC, Toll Free: (800) 662-5200, Collect: (203) 658-9400, E-mail: VCKA.info@investor.morrowsodali.com.

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the General Meeting, upon written request to Secretary, Vickers Vantage Corp. I, 85 Broad Street, 16th Floor, New York, NY 10004.

Other Matters to Be Presented at the General Meeting

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as an annex to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

Morrow Sodali LLC
333 Ludlow Street

Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400

Email: VCKA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than June 16, 2022.

ANNEX A

EXTENSION AMENDMENt

AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF ASSOCIATION
OF
VICKERS VANTAGE CORP. I

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 48.7 and 48.8 in their entirety and the insertion of the following language in their place:

48.7  In the event that the Company does not consummate a Business Combination by August 11, 2022 (the “Extension Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve;

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Notwithstanding this Article or any other provision of the Articles, without approval of the Members, the Directors may, at their option and upon five days advance notice prior to the applicable deadline, extend the period of time to consummate a Business Combination up to 5 times, each by an additional 1 month (for a total of up to 6 months to consummate a Business Combination) (the “Deadline Date”), unless the consummation and closing of a Business Combination shall have occurred.

The Company shall provide notice to the Members that an extension will be effected at least five days prior to the applicable deadline.

48.8  In the event that any amendment is made to this Article that would affect the substance or timing of the Company’s obligation to:

(a)     provide for the redemption of the Public Shares in connection with a Business Combination; or

(b)    redeem 100 per cent of the Public Shares if the Company has not consummated a Business Combination by the Deadline Date, or such later time as the Members may approve in accordance with the Articles, each holder of Public Shares who is not a Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-1

PROXY CARD FOR ORDINARY SHARES OF
VICKERS VANTAGE CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON
JUNE 30, 2022

The undersigned holder of ordinary shares, revoking any previous proxies relating to these shares with respect to the Extension Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated June 7, 2022, in connection with the extraordinary general meeting (the “General Meeting”) of Vickers Vantage Corp. I, a Cayman Islands exempted company (“Vickers” or the “Company”) to be conducted via live webcast at 10:00 a.m Eastern Time on June 30, 2022 and that the General Meeting is online, and votes and questions during the General Meeting may be submitted by visiting https://www.cstproxy.com/vickersvantagecorpi/2022 and entering the control number included on the proxy card. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the General Meeting is at the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, in the United States of America. For the purpose of considering and voting upon the following proposals, the undersigned hereby appoints Jeffrey Chi as the Chairman of the General Meeting, or failing him Chris Ho as proxies of the undersigned to vote all of the ordinary shares of the Company registered in the name of the undersigned, which the undersigned is entitled to vote at the General Meeting, and at any adjournment thereof, with all the powers the undersigned would have if personally present, as follows on the proposals set forth in this Proxy Statement and to vote in their sole discretion on any other resolution or motion properly put to the General Meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY AND IN ANY EVENT SO AS TO BE RECEIVED BY MORROW SODALI LLC PRIOR TO THE COMMENCEMENT OF THE GENERAL MEETING OR ANY ADJOURNMENT THEREOF.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting to be held on June 30, 2022: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/vickersvantagecorpi/2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2				Please mark votes as indicated in this example
Proposal 1 — Extension Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below ☐

Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from July 11, 2022 to August 11, 2022 and allow the Company, without another shareholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to 5 times by an additional one month each time after the extended date, upon five days’ advance notice prior to the applicable deadlines, until January 11, 2023 (the additional extension date) or a total of up to 6 months after the original termination date, unless the closing of the proposed Business Combination with Scilex Holding Company or any potential alternative initial business combination shall have occurred.

	☐	☐	☐

Date:____________________________, 2022

_____________________________________

Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, any one of the joint holders may sign this proxy. If more than one of the joint holders appoints a proxy (or representative) for the General Meeting (or any adjournment), the votes of the senior holder will be accepted to the exclusion of the votes of the other joint holders. Seniority will be determined by the order in which the names of the joint holders stand in the register of members of the Company. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are insufficient votes to approve the Extension Proposal.

	☐	☐	☐

VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE (AS RECOMMENDED BY THE BOARD OF DIRECTORS) AND AT THE DISCRETION OF THE PROXY ON ANY OTHER RESOLUTION OR MOTION PROPERLY PUT TO THE GENERAL MEETING OR ANY ADJOURNMENT THEREOF.